EXECUTION VERSION

AMENDMENT NO. 1
TO THE
SUPPLY AGREEMENT
THIS AMENDMENT NO. 1 TO THE SUPPLY AGREEMENT (this “Amendment”) is dated as of June 30, 2016, by and between Impax Laboratories, Inc., a Delaware corporation (“Buyer”) and Teva Pharmaceutical Industries Ltd., an Israeli corporation, acting directly or through its Affiliates (“Manufacturer”).
WITNESSETH:
WHEREAS, Buyer and the Manufacturer executed that certain Supply Agreement, dated June 20, 2016 (as amended, restated, waived or otherwise modified, the “Supply Agreement”); and
WHEREAS, the Parties have agreed to amend certain terms of the Supply Agreement.
NOW, THEREFORE, in consideration of the premises and mutual covenants contained herein and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Parties agree as follows:
1.Definitions. Any capitalized term used in this Amendment shall have the meaning designated for the capitalized term in the Supply Agreement unless otherwise defined in this Amendment. The term “Supply Agreement” used in the Supply Agreement shall hereafter refer to the Supply Agreement, as amended by this Amendment.
2.    Amendment of the Supply Agreement. The Supply Agreement is hereby amended as follows (with deleted text shown as stricken and new text shown as double underlined):
(a)    The following terms are hereby added to Section 1.1 of the Supply Agreement:
““Cure Period” means [****] following Manufacturer’s receipt of notice from Buyer of a Supply Failure.”
““Customer” means any third party who purchases the Supply Product from the Buyer pursuant to a written agreement between the Buyer and such third party.”
““Customer Penalties” means the aggregate penalties the Buyer incurs from its Customers, directly related to actual worth of the quantities of Supply Products subject to the applicable Supply Failure (which quantities shall not exceed [****] supply of the applicable Supply Products) as evidenced by written records, as a result of the Manufacturer’s Supply Failure, which amount generally represents [****].”

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

“Wholesale Acquisition Cost” means, with respect to a Supply Product, [****].”
(b)    Section 7.2(a) of the Supply Agreement is hereby amended in its entirety to read as follows:
“(a) [reserved]”
(c)    Section 7.2(b) of the Supply Agreement is hereby amended in its entirety to read as follows:
“(b) the Manufacturer, on the one hand, or the Buyer, on the other hand, fails to cure any non-compliance with any of the terms and conditions hereof within the time period specified in any prior written notice (which will be at least [****]) delivered to the non-compliant Party by another Party; provided; however, that the Manufacturer shall be permitted to terminate under this Section 7.2(b) upon [****] prior written notice to the FTC only for the Buyer’s failure to pay amounts due to the Manufacturer pursuant to this Supply Agreement and not disputed in good faith by Buyer (it being understood that any amounts due for Supply Product rejected pursuant to Section 5.3 shall be deemed to be disputed in good faith) unless the FTC Staff objects to such termination in writing to the Manufacturer within [****] of the receipt of such notice to the FTC, in which case Manufacturer shall not be permitted to terminate and shall continue to supply under the terms and conditions hereof, but Manufacturer may require the Buyer to place any disputed amounts due into an escrow account until such time as an agreement over these amounts between the Manufacturer and the Buyer is reached or adjudicated; or”
(d)    Section 10.5 of the Supply Agreement is hereby amended and restated in its entirety to read as follows:
“(a)    In no event shall either Party be liable by reason of any breach of any representation, warranty, condition or other term of this Supply Agreement or any duty of common law, for any consequential, special, indirect, or incidental or punitive loss or damage (whether for loss of current or future profits, loss of enterprise value or otherwise), and each Party agrees that it shall not make any such claim; provided, however, that the foregoing does not limit any of the obligations or liability of (i) either Party or its Affiliates under Sections 10.1 and 10.2 with respect to (1) claims for indemnity of unrelated third parties, (2) liability arising from fraud of a Party or its Affiliates and (3) with respect to Manufacturer’s breach of its obligations pursuant to Section 3.2 and Section 5.3, liability arising from fraud, intentional breach or willful misconduct of a Party or its Affiliates or (ii) Manufacturer for a Supply Failure due to the gross negligence of such Manufacturer; provided however, solely with respect to clause (ii) that Manufacturer shall only be subject to liability for consequential, special, indirect or incidental or punitive loss or damage where (A) the Supply Failure is the result of Manufacturer’s fraud, willful misconduct, or gross negligence; or (B) the Supply Failure is the result of the Manufacturer’s negligence

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

and Manufacturer has not used its commercially reasonable best efforts to cure the Supply Failure during the Cure Period; provided further that in no event shall Manufacturer be liable with respect to any customer penalties due to any such Supply Failure under (A) or (B), above, other than the Customer Penalties.
(b)    Notwithstanding any other provision of this Supply Agreement, in the event that the Buyer asserts or claims that the Manufacturer has breached any of its obligations hereunder or that the Manufacturer is liable pursuant to Section 10.1, the Manufacturer’s maximum liability under or in connection with (i)(A) any such claim herein, together with any such claim against any other Manufacturer pursuant to this Supply Agreement or under the Other Supply Agreement, asserted prior to [****] shall be limited to [****] and ~~(ii)~~(B) any such claim herein, together with any such claim against any other Manufacturer pursuant to this Supply Agreement or under the Other Supply Agreement, asserted on or following [****] shall be limited to [****]; and (ii) any reimbursement of Customer Penalties in accordance with the terms herein shall not exceed [****] for all Supply Products supplied by the Manufacturer under this Supply Agreement and the Other Supply Agreements.”
3.    Miscellaneous.
(a)     Effectiveness of Amendment. This Amendment shall become effective upon the date hereof. In the event of any inconsistency or conflict between the Supply Agreement and this Amendment, the terms, conditions and provisions of this Amendment shall govern and control.
(b)      General Provisions. Article XII of the Supply Agreement shall apply to this Amendment, mutatis mutandis.
* * * * * *

[****] = Certain confidential information contained in this document, marked by brackets, has been omitted and filed separately with the Securities and Exchange Commission pursuant to Rule 24b-2 of the Securities Exchange Act of 1934, as amended. Confidential treatment has been requested with respect to the omitted portions.

IN WITNESS WHEREOF, this Amendment has been executed and delivered by the parties hereto effective as of the date first above written.

TEVA PHARMACEUTICAL INDUSTRIES LTD.
By: /s/ Dror Bashan
Name: Dror Bashan
Title: SVP, Head of M&A, Global BD

By: /s/ Eyal Desheh
Name: Eyal Desheh
Title: Executive Vice President, Chief Financial Officer

IMPAX LABORATORIES, INC.
By: /s/ G. Frederick Wilkinson
Name: G. Frederick Wilkinson
Title: President, Chief Executive Officer

[Signature Page to Impax-Teva Supply Agreement Amendment]